                                                                  Exhibit 9(ss)

                                  SCHEDULE II

                                     FUNDS

BNY Hamilton Large Cap Equity Fund
BNY Hamilton Large Cap Growth Fund
BNY Hamilton Small Cap Growth Fund
BNY Hamilton International Equity Fund
BNY Hamilton Intermediate Government Fund
BNY Hamilton Core Bond Fund
BNY Hamilton Intermediate New York Tax-exempt Fund
BNY Hamilton Intermediate Tax-Exempt Fund
BNY Hamilton Large Cap Value Fund
BNY Hamilton U.S. Bond Market Index Fund
BNY Hamilton S&P 500 Index Fund
BNY Hamilton Multi-Cap Equity Fund
BNY Hamilton High Yield Fund
BNY Hamilton Small Cap Core Equity Fund
BNY Hamilton Money Fund
BNY Hamilton Treasury Money Fund
BNY Hamilton Enhanced Income Fund
BNY Hamilton Municipal Enhanced Yield Fund
BNY Hamilton New York Tax-Exempt Money Fund
BNY Hamilton 100% US Treasury Securities Money Fund
BNY Hamilton US Government Money Fund

Dated: As of September 30, 2006

                                           BISYS FUND SERVICES OHIO, INC.

                                           By:
                                                  ------------------------------
                                           Title:
                                           Date:

                                           THE BANK OF NEW YORK

                                           By:
                                                  ------------------------------
                                           Title:
                                           Date:

                                  SCHEDULE II

                                     FUNDS

BNY Hamilton Large Cap Equity Fund
BNY Hamilton Large Cap Growth Fund
BNY Hamilton Small Cap Growth Fund
BNY Hamilton International Equity Fund
BNY Hamilton Intermediate Government Fund
BNY Hamilton Core Bond Fund
BNY Hamilton Intermediate New York Tax-Exempt Fund
BNY Hamilton Intermediate Tax-Exempt Fund
BNY Hamilton Large Cap Value Fund
BNY Hamilton U.S. Bond Market Index Fund
BNY Hamilton S&P 500 Index Fund
BNY Hamilton Multi-Cap Equity Fund
BNY Hamilton High Yield Fund
BNY Hamilton Small Cap Core Equity Fund
BNY Hamilton Money Fund
BNY Hamilton Treasury Money Fund
BNY Hamilton Enhanced Income Fund
BNY Hamilton Municipal Enhanced Yield Fund
BNY Hamilton New York Tax-Exempt Money Fund
BNY Hamilton 100% U.S. Treasury Securities Money Fund
BNY Hamilton U.S. Government Money Fund
BNY Hamilton Global Real Estate Securities Fund
BNY Hamilton Tax-Exempt Money Fund

Dated: As of December 29, 2006

                                           BISYS FUND SERVICES OHIO, INC.

                                           By:
                                                  ------------------------------
                                           Title:
                                           Date:

                                           THE BANK OF NEW YORK

                                           By:
                                                  ------------------------------
                                           Title:
                                           Date: